PROPERTY, PLANT AND EQUIPMENT	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
PROPERTY, PLANT AND EQUIPMENT

4         PROPERTY, PLANT AND EQUIPMENT

Acquisition of Land

On March 16, 2011 our wholly owned subsidiary, ecoTECH Energy Group (Canada) Inc., completed its acquisition of a parcel of land located in McBride, British Columbia. We purchased the property from Tralee Investments Ltd for an aggregate purchase price of $257,075, of which $51,415 was paid in cash and the remaining is subject to a mortgage from the seller, which is included in notes payable on the accompanying balance sheet. There is no material relationship (other than in respect of the transaction) between us, our subsidiary purchaser and seller or any of our affiliates, or any of our directors, officers or any associate of any of our officers and directors.

The mortgage is for 200,000 Canadian dollars, which translates to $204,760 as of June 30, 2011. The mortgage accrues simple interest at 8% annually, calculated monthly, but not in advance, over a two year term expiring March 15, 2013 and is secured by the land. Interest only payments of $1,587 are due monthly, with a balloon payment at expiration. As of June 30, 2011, accrued interest of approximately $4,911 has been recorded in relationship to this note.

Property, plant and equipment consist of the following:

	June 30, 2011	December 31, 2010

Land	$257,075	$—
Computer hardware	110,458	110,458
Computer software	23,904	23,904
Furniture and fixtures	20,043	20,043
Equipment	33,463	33,463
Leasehold improvements	139,600	139,600
Website	14,463	14,463
Less accumulated depreciation	(199,225)	(161,892)

Total property, plant and equipment, net	$399,781	$180,039

Depreciation expense for the three and six-months ended June 30, 2011 and 2010 and for the period from Inception to June 30, 2011 was $17,017, $17.334 $33,713, $28,326, and $180,858, respectively.